UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2010

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171

Newark, New Jersey 07101-1171

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

PSEG POWER LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, T-25

Newark, New Jersey 07102-4194

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 570

Newark, New Jersey 07101-0570

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in the first paragraph under Item 7.01 in this combined Form 8-K is separately furnished solely by Public Service Enterprise Group Incorporated (PSEG) and Public Service Electric and Gas Company (PSE&G). The information contained in the second paragraph under Item 7.01 in this combined Form 8-K is separately furnished solely by PSEG and PSEG Power LLC (Power). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. Power and PSE&G each makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 7.01	Regulation FD Disclosure

Other Events:

On December 16, the NJ Board of Public Utilities (BPU) approved the settlement that resolves all remaining issues in PSE&G’s base rate case. In July 2010, as part of PSE&G’s base rate proceeding, the BPU ordered a supplemental and expedited review of certain issues related to the gas transportation rate that PSE&G charged to its affiliate, PSEG Power and other electric generating customers in PSE&G’s service territory including 1) whether the current rate charged to Power should be changed prospectively, 2) whether any retroactive relief is warranted with respect to these charges since 2002, 3) whether the Societal Benefits Charge (SBC) and other charges are applicable, and 4) whether the transportation service gas non-firm rate should apply to Power and other electric generation customers in PSE&G’s service territories. A comprehensive settlement was reached and signed by all parties which provides 1) that there will be no retroactive adjustments or refunds made by PSE&G with respect to the gas delivery charges; 2) the natural gas delivery rate charged by PSE&G to Power may not be altered for any reason until after the on-going BPU generic proceeding to establish rules governing discounting of agreements, and a subsequent filing implementing any such rule to the transportation rate charged to Power’s electric generating facilities provided however, that if the generic proceeding is not completed within 24 months, PSE&G may file with the BPU to seek a change in rates for gas transportation service to PSEG Power and 3) for PSE&G to prospectively charge a rate comparable to what it charges PSEG Power to certain competitive generating facilities owned by members of the Electric Customer Group for a period of 3 years. The settlement further provides for a release of all claims in the companion complaint filed at FERC.

As of November 30, PSEG Power has increased the amount of generation hedged in 2011 to 79% at an average price of $66 per MWh from 68% hedged, at an average price of $71 per MWh, as disclosed for the quarter ended September 30, 2010. The increase in percentage of generation hedged reflects normal hedging activity and expected nuclear and coal generation. The percentage of hedged volume also reflects an assumption on customer migration which represents a slightly increased level relative to that which was discussed at the time of reporting our third quarter financial results.

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries’ future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. When used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements. Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved. The results or developments projected or predicted in these statements may differ materially from what may actually occur. Factors which could cause results or events to differ from current expectations include, but are not limited to:

•

Adverse changes in energy industry law, policies and regulation, including market structures, transmission planning and cost allocation rules, including rules regarding who is permitted to build transmission going forward, and reliability standards.

•	Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.

•	Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.

•	Changes in nuclear regulation and/or developments in the nuclear power industry generally that could limit operations of our nuclear generating units.

•	Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site.

•	Any inability to balance our energy obligations, available supply and trading risks.

•	Any deterioration in our credit quality.

•	Availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs.

•	Any inability to realize anticipated tax benefits or retain tax credits.

•	Changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units.

•	Delays in receipt of necessary permits and approvals for our construction and development activities.

•	Delays or unforeseen cost escalations in our construction and development activities.

•	Adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets.

•	Increase in competition in energy markets in which we compete.

•	Adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements.

•	Changes in technology and customer usage patterns.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/S/ DEREK M. DIRISIO
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: December 20, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC
(Registrant)

By:	/S/ DEREK M. DIRISIO
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: December 20, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/S/ DEREK M. DIRISIO
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: December 20, 2010